UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2021

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% Notes due 2025	SCCC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 9, 2021, Sachem Capital Corp. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with Ladenburg Thalmann & Co., Inc. and Janney Montgomery Scott LLC, as distribution agents (collectively, the “Agents’), pursuant to which the Company may offer and sell, from time to time, through the Agents common shares, par value $0.001 per share of the Company (the “Placement Shares”), in accordance with the terms and conditions set forth in the Sales Agreement.

Sales of Placement Shares, if any, made under the Sales Agreement will be made by any method permitted by law that is deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). Under the terms of the Sales Agreement, the Agent may also purchase Placement Shares for its own account as principal if expressly authorized to do so by the Company. Under the Sales Agreement, the Company will pay the Agent commissions, discounts or other forms of compensation of up to 2.0% on the sale of Placement Shares. The Company has no obligation to sell any Placement Shares under the Sales Agreement.

The offer and sale of the Placement Shares will be pursuant to a prospectus supplement, dated April 9, 2021 (the “Prospectus Supplement”), to the Company’s Registration Statement on Form S-3 (File No. 333-236097) (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on February 5, 2020, filed by the Company with the SEC on January 27, 2020. Under the Prospectus Supplement up to $43,636,250 of Placement Shares may be sold.

The Sales Agreement contains customary representations, warranties and agreements of the Company and the Agent, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Sales Agreement, the Company agreed to indemnify the Agents against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Agents may be required to make because of those liabilities.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein and into the Prospectus Supplement and accompanying base prospectus, which form a part of the Registration Statement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Placement Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In April 2021, the Compensation Committee of the Board of Directors (the “Committee”) of the Company approved and adopted the recommendations of an independent compensation consulting firm (the “Expert”) hired by them to evaluate and provide recommendations with respect to the compensation payable to the Company’s two senior executive officers, John L. Villano and Peter J. Cuozzo, for 2021. Based on the recommendations of the Expert, the Committee approved the following 2021 compensation packages for Messrs. Villano and Cuozzo:

With respect to Mr. Villano:

•	A base salary of $500,000 (compared to $360,000 in 2020);

•	A “target” annual bonus of $250,000, the exact amount to be determined by the Committee in its sole discretion, and payable on or before March 31, 2022;

•	A time-based equity award of $500,000 payable in restricted common shares of the Company; and

•	A one-time cash bonus of $250,000, of which $125,000 is immediately payable and $62,500 is payable on each of July 1 and October 1, 2021, subject to Mr. Villano’s continued employment by the Company.

With respect to Mr. Cuozzo:

•	A base salary of $250,000 (same as 2020);

•	A cash bonus of $25,000, payable immediately in one lump sum; and

•	A time-based equity award of $25,000 payable in restricted common shares of the Company.

The Company issued (i) 89,928 restricted common shares to Mr. Villano based on the closing price of $5.56 per common share on April 8, 2021 (the grant date) and (ii) 4,753 restricted common shares to Mr. Cuozzo based on the closing price of $5.26 per common share on April 12, 2021 (the grant date). The shares were issued pursuant to the Company’s 2016 Equity Compensation Plan and are subject to restrictions on transfer and forfeiture of any unvested shares in the event of a voluntary resignation as an employee of the Company without “Good Reason” or of a termination of employment with the Company for “Cause,” as such terms are defined in their respective Employment Agreements. The restrictions on transfer and the forfeiture provisions will lapse with respect to one-third of the shares on each of January 1, 2022, 2023 and 2024. Each of Messrs. Villano and Cuozzo has the right to vote and receive dividends with respect to all the shares granted to him.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	At Market Issuance Sales Agreement between Sachem Capital Corp., on the one hand, and Ladenburg Thalmann & Co. Inc. and Janney Montgomery Scott LLC, as agents, on the other hand, dated April 9, 2021.

10.1	Final Form of the Restrictive Stock Grant Agreement, dated April 2021, under the Sachem Capital Corp. 2016 Equity Compensation Plan between the Company and each of John L., Villano and Peter J. Cuozzo.

10.2	Employment Letter to John L. Villano, dated April 8, 2021.

10.3	Employment Letter to Peter J. Cuozzo, dated April 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: April 13, 2021	By:	/s/John L. Villano
John L. Villano, CPA
Chief Executive Officer and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	At Market Issuance Sales Agreement between Sachem Capital Corp., on the one hand, and Ladenburg Thalmann & Co. Inc. and Janney Montgomery Scott LLC, as agents, on the other hand, dated April 9, 2021.

10.1	Final Form of the Restrictive Stock Grant Agreement dated April 2021 under the Sachem Capital Corp. 2016 Equity Compensation Plan between the Company and each John L., Villano and Peter J. Cuozzo.

10.2	Employment Letter to John L. Villano, dated April 8, 2021.

10.3	Employment Letter to Peter J. Cuozzo, dated April 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

5